                                                                    EHIBIT 99.14


DEBTOR:  GREAT HAWAIIAN PROPERTIES CORPORATION      CASE NUMBER:  01-10971 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED


In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that Great Hawaiian Properties Corporation was inactive for the above referenced period and, to the best of my knowledge, the foregoing is true and correct.



 /s/ STEVE MOELLER
--------------------
Steve Moeller
Director, Accounting